SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 21, 2003
                Date of Report (Date of earliest event reported)


                              TRUSTMARK CORPORATION
             (Exact name of registrant as specified in its charter)


  Mississippi                       0-3683                       64-0471500
(State or other            (Commission File Number)             (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)



                             248 East Capitol Street
                                Jackson, MS 39201
          (Address, including zip code, of principal executive office)


                                 (601) 208-5111
              (Registrant's telephone number, including area code)


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Item 12.  Results of Operations and Financial Condition

On October 21, 2003, Trustmark Corporation issued a press release announcing its financial results for the period ended September 30, 2003. This press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Included in Note 4 to the Consolidated Financial Information is certain information that has been prepared in accordance with Generally Accepted Accounting Principles, except that the financial effects of Trustmark's early retirement program during the first quarter have been excluded (net income, earnings per share and selected financial ratios). We have provided this information because Management believes it is useful for investors to be able to evaluate the impact of this one-time charge on these line items, and thus be able to compare these results to the periods presented on a consistent basis.

The following exhibit is filed as part of this Form 8-K:

     Exhibit No.       Description
    -----------        -----------
    99.1               Press release announcing financial results for the period
                       ended September 30, 2003







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUSTMARK CORPORATION


BY:   /s/ Richard G. Hickson                BY:   Zach L. Wasson
      ----------------------                      --------------
      Richard G. Hickson                          Zach L. Wasson
      Chairman of the Board, President            Treasurer (Principal
      & Chief Executive Officer                   Financial Officer)

DATE: October 21, 2003                      DATE: October 21, 2003

                                  EXHIBIT INDEX




99.1 Press release announcing financial results for the period ended September 30, 2003.